UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2014

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-108818	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway Suite 500 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 6, 2014, we held a Special Meeting of Shareholders. At the Special Meeting, our shareholders voted to approve the Agreement and Plan of Merger, dated as of November 16, 2013, as amended as of March 17, 2014, referred to as the “merger agreement,” by and among RCS Capital Corporation, or “RCAP,” a Delaware corporation, Dolphin Acquisition, LLC, or “Merger Sub,” a Delaware limited liability company and a wholly owned subsidiary of RCAP, and Summit Financial Services Group, Inc., or “Summit,” a Florida corporation, and the transactions contemplated by the merger agreement, including the merger of Merger Sub with and into Summit, referred to as the “merger.” In addition, the shareholders approved, on a non-binding advisory basis, the compensation that may be paid or become payable to Summit’s named executive officers in connection with the merger, and approved the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger agreement (including the plan of merger included therein), the merger and the other transactions contemplated by the merger agreement. The following table reflects the results of the meeting:

Proposal to approve the Agreement and Plan of Merger, dated as of November 16, 2013, as amended as of March 17, 2014, referred to as the “merger agreement,” by and among RCS Capital Corporation, or “RCAP,” a Delaware corporation, Dolphin Acquisition, LLC, or “Merger Sub,” a Delaware limited liability company and a wholly owned subsidiary of RCAP, and Summit Financial Services Group, Inc., or “Summit,” a Florida corporation, and the transactions contemplated by the merger agreement, including the merger of Merger Sub with and into Summit, referred to as the “merger.”

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
15,060,592	15,016,028	36,564	8,000	0

Proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Summit’s named executive officers in connection with the merger.

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
15,060,592	14,751,335	114,983	194,274	0

Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger agreement (including the plan of merger included therein), the merger and the other transactions contemplated by the merger agreement

SHARES VOTED	SHARES VOTED FOR	SHARES VOTED AGAINST	ABSTAIN	BROKER NON-VOTES
15,060,592	15,015,236	37,356	8,000	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: June 9, 2014	/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman and Chief Executive Officer